Exhibit 10.4
BRAND SERVICES, INC.

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment") is dated as of January 14, 2005, and entered into by and among BRAND SERVICES, INC. ("Borrower"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF ("Lenders"), and CREDIT SUISSE FIRST BOSTON, as administrative agent for Lenders (in such capacity, "Administrative Agent"), and, solely for purposes of Section 4 hereof, the CREDIT SUPPORT PARTIES LISTED ON THE SIGNATURE PAGES HEREOF, and is made with reference to that certain Credit Agreement dated as of October 16, 2002, by and among Borrower, Lenders, JPMorgan Chase Bank, as syndication agent for Lenders, Administrative Agent, Credit Suisse First Boston and J.P. Morgan Securities Inc., as joint lead arrangers and book managers, and Antares Capital Corporation and General Electric Capital Corporation, as co-documentation agents for Lenders, as amended by that certain First Amendment and Limited Waiver to Credit Agreement dated as of February 3, 2004, and that certain Amendment No. 2 and Limited Waiver No. 3 to Credit Agreement dated as of November 9, 2004 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement as amended by this Agreement (the "Amended Credit Agreement").

R E C I T A L S

WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein, on and subject to the terms, conditions and agreements set forth herein;

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements herein contained, the parties hereto agree as follows:

SECTION 1.    AMENDMENT TO CREDIT AGREEMENT

Subsection 7.7(i) of the Credit Agreement is hereby amended by inserting the following text immediately before the semicolon at the end of such subsection:

"and (z) any Subsidiary of Borrower may (1) convert from a corporation to a limited liability company, or vice versa, or (2) change its jurisdiction of incorporation or formation, in either case so long as (a) if such Subsidiary was a Domestic Subsidiary before giving effect to such conversion or change, it will continue to be a Domestic Subsidiary after giving effect to such conversion or change, (b) if such Subsidiary was a Subsidiary Guarantor before giving effect to such conversion or change, it will continue to be a Subsidiary Guarantor after giving effect to such conversion or change, (c) if the Capital Stock of such Subsidiary was pledged to Administrative Agent (or to any Supplemental Collateral Agent), for the benefit of Lenders, before giving effect to such conversion or change, it will continue to be (or will immediately become) pledged to Administrative Agent (or to a Supplemental Collateral Agent), for the benefit of Lenders, after giving effect to such conversion or change, (d) Borrower shall deliver a written notice under subsection 6.1(xv) with respect to such Subsidiary as though such Subsidiary had become a Subsidiary of Parent or Borrower as a result of such conversion or change (it being understood that such written notice shall be deemed to supplement Schedule 5.1 annexed hereto for all purposes of this Agreement), and (e) Borrower shall, and shall cause the other Loan Parties to, give notice of such conversion or change in accordance with the Security Agreement, deliver updated schedules to the Security Agreement, take such other actions as may be required under the Security Agreement, this Agreement, and the other Loan Documents, and take such further actions (including, without limitation, actions similar to those contemplated by subsections 6.8 and 6.9 of this Agreement) as may be necessary or, in the opinion of Administrative Agent, desirable in order to continue and maintain the existence, attachment, perfection, and priority of all Liens in favor of Administrative Agent (or any Supplemental Collateral Agent), for the benefit of Lenders, on the Capital Stock or assets of such Subsidiary as in effect before giving effect to such conversion or change".

SECTION 2.    CONDITIONS TO EFFECTIVENESS

Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Amendment Effective Date"):

A.    Execution and Delivery. The Borrower, the Administrative Agent, the Credit Support Parties, and a sufficient percentage of the Lenders to approve this Amendment in accordance with subsection 10.6 of the Credit Agreement shall have signed one or more counterparts to this Amendment and delivered such counterparts to O’Melveny & Myers LLP, counsel to the Administrative Agent (including, without limitation, delivery via facsimile or electronic mail).

B.    Legal Fees and Other Amounts Owing to Agents. Borrower shall have paid to each Agent all amounts owing to such Agent (other than amounts owing to such Agent solely in its capacity as a Lender or Issuing Lender) as of such date under subsection 10.2 of the Credit Agreement or otherwise, to the extent then invoiced, including, without limitation, all of such Agent’s reasonable costs and expenses as described in subsection 10.2 of the Credit Agreement (including, without limitation, the reasonable fees, expenses and disbursements of O’Melveny & Myers LLP) in connection with the Credit Agreement and this Amendment and all documents and transactions related thereto and hereto.

SECTION 3.    BORROWER’S REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

A.    Corporate Power and Authority. Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by the Amended Credit Agreement.

B.    Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower.

C.    No Conflict. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the Amended Credit Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Parent or any of its Subsidiaries, the Organizational Documents of Parent or any of its Subsidiaries or any order, judgment or decree of any court or other Government Authority binding on Parent or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Parent or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Parent or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders or as otherwise permitted under the Amended Agreement), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Parent or any of its Subsidiaries, except for such approvals or consents which will be obtained on or before the Amendment Effective Date and except, in each case, to the extent such violation, conflict, breach, Lien or failure to obtain such approval or consent could not reasonably be expected to result in a Material Adverse Effect.

D.    Governmental Consents. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the Amended Credit Agreement do not and will not require any Governmental Authorization, except as has been duly obtained and is in full force and effect unless the failure to obtain such Governmental Authorization could not reasonably be expected to have a Material Adverse Effect.

E.    Binding Obligation. This Amendment and the Amended Credit Agreement have been duly executed and delivered by Borrower and are the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles (whether considered in a proceeding in equity or at law) relating to enforceability.

F.    Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof and the Amendment Effective Date (as defined below) to the same extent as though made on and as of such dates, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G.    Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 4.    ACKNOWLEDGEMENT AND CONSENT

Parent and each Subsidiary of Borrower (each individually a "Credit Support Party" and collectively, the "Credit Support Parties") hereby acknowledges that it has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Credit Support Party under each of the Loan Documents to which such Credit Support Party is a party shall not be impaired and each of the Loan Documents to which such Credit Support Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

Parent and each Subsidiary of Borrower acknowledges and agrees that nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION 5.    MISCELLANEOUS

A.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)    On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(ii)    Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)    The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

B.    Fees and Expenses. Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent or its counsel (including, without limitation, the reasonable fees, expenses and disbursements of O’Melveny & Myers LLP, counsel to the Administrative Agent) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

C.    Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

    D.    Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF ANOTHER LAW.

E.    Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective on the date when counterparts hereof signed by the Borrower, Administrative Agent, Credit Support Parties, and a sufficient percentage of the Lenders to approve this Amendment in accordance with subsection 10.6 of the Credit Agreement shall have been delivered to O’Melveny & Myers LLP, counsel to the Administrative Agent (including, without limitation, delivery via facsimile or electronic mail).

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:

BRAND SERVICES, INC.

By:	/s/

Title

CREDIT SUPPORT PARTIES: BRAND INTERMEDIATE HOLDINGS, INC.

By:	/s/

Title

BRAND SCAFFOLD BUILDERS, INC.

By:	/s/

Title

CREDIT SUPPORT PARTIES: BRAND SCAFFOLD RENTAL & ERECTION, INC. (for purposes of Section 4 only)

By:	/s/

Title

HIGHTOWER STAFFING, INC.

By:	/s/

Title

BRAND SCAFFOLD SERVICES, INC.

By:	/s/

Title

BRAND STAFFING SERVICES, INC.

By:	/s/

Title

CREDIT SUPPORT PARTIES: BRAND SPECIAL EVENTS, INC. (for purposes of Section 4 only)

By:	/s/

Title

BRAND SCAFFOLD ERECTORS, INC.

By:	/s/

Title

SCAFFOLD BUILDING SERVICES, INC.

By:	/s/

Title

SKYVIEW STAFFING, INC.

By:	/s/

Title

CREDIT SUPPORT PARTIES: BRANDCRAFT LABOR, INC. (for purposes of Section 4 only)

By:	/s/

Title

SKYVIEW SAFETY SERVICES, INC.

By:	/s/

Title

SCAFFOLD-JAX, INC.

By:	/s/

Title

CREDIT SUPPORT PARTIES: MIKE BROWN-GRANDSTANDS, INC. (for purposes of Section 4 only)

By:	/s/

Title

KWIKRIG, INC.

By:	/s/

Title

LENDERS

CREDIT SUISSE FIRST BOSTON acting through its Cayman Islands Branch, as Administrative Agent, Co-Arranger and Lender

By:	/s/

Title

JPMORGAN CHASE BANK, as Syndication Agent

By:	/s/

Title

J.P.MORGAN SECURITIES INC.

By:	/s/

Title

GENERAL ELECTRIC CAPITAL CORPORATION as Co-Documentation Agent and Lender

By:	/s/

Title

ANTARES CAPITAL CORPORATION as Co-Documentation Agent and Lender

By:	/s/

Title

[NAME OF LENDER]
Name of Investment Advisor
By:

Title